SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


FORM 8-K


CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 20,1995


LNH REIT, INC.
_____________________________________________________

(Exact name of Registrant as specified in its charter)


MARYLAND
_____________________________________________

(State or other jurisdiction of incorporation)


	1-8330	                      				75-1732388
	_______________			               	____________________

	(Commission File Number)        		(IRS Employer Identification No.)


300 One Jackson Place

188 East Capitol Street

P.O. Box 22728

Jackson, Mississippi		    	               		39225-2728
____________________	                    			____________

(Address of principal executive offices)  		(Zip Code)


Registrant's telephone number, including area code : (601) 354-3555

	____________________________________________________________
(Former name or former address, if changed since last report)

FORM 8-K

LNH REIT, INC.

Item 2.	Acquisition or Disposition of Assets.


	(a)	On April 20, 1994, LNH REIT, Inc.  ("LNH" or the "Company")
sold a 90 acre parcel of land located in Houston, Texas to Elektra Enterprises, Inc., a party unaffiliated with the Company or its affiliates. The Company received cash of $ 550,000 and a mortgage note receivable of $2,200,000. The terms of the note call for semi-annual principal and interest payments for four years; these payments will be based on a 20-year amortization, and the balance of the note will be due after four years.
Interest will accrue on the unpaid balance at the rate of 9.5%
for the first 3 years and at prime plus 1.5% (with a 12% ceiling) for the fourth year. The Purchaser must also pay
$137,500 to release a certain 14-acre tract from the lien of the Deed of Trust. This payment, in order to be free from penalty, must be received by LNH within 45 days or the price of the tract will increase by $1,000 a day for the next 30 days. If not received by the 75th day, LNH is no longer obligated to release the tract. This $137,500 price will accrue interest at the rate of 9.5% until payment, and it will reduce the outstanding principal balance of the note when received. For financial reporting purposes, the Company expects to recognize a gain of approximately $534,000 ($.24 per share) on the sale.



Item 7.	Financial Statements and Exhibits

	(b)	Pro forma financial information

Description	                           					Page Herein

Pro Forma Balance Sheet
dated December 31, 1994	                 				4

Pro Forma Statement of Income
dated December 31, 1994				                 	5

Notes to Pro Forma Financial
Statements                            							6



	(c)	Exhibit Index



		Exhibit Number	   	Description	                 	Page Herein



			2(a)			Purchase and Sale Agreement
				    		dated as of October 7, 1994,
    						filed herewith. Exhibits and
    						schedules omitted, but will
    						be provided upon request.	                	8



			2(b)			First Amendment to Purchase
					    	and Sale Agreement dated as
				    		of October 14, 1994, filed
    						herewith				                             	27

			2(c)			Second Amendment to Purchase
    						and Sale Agreement dated as of
    						January 3, 1995, filed herewith.         	29



			2(d)			Third Amendment to Purchase
    						and Sale Agreement dated as of
    						February 7, 1995, filed herewith.        	31



			2(e)			Fourth Amendment to Purchase
    						and Sale Agreement dated as of
          February 24, 1995, filed herewith.
    						Exhibits and schedules omitted,
    						but will be provided upon request.      	33



			2(f)			Fifth Amendment to Purchase
	    					and Sale Agreement dated as of
    						April 12, 1995, filed herewith.         	39



			2(g)			Amended and Restated Fifth
	    					Amendment to Purchase and
    						Sale Agreement dated as of
    						April 13, 1995, filed herewith.         	41


			2(h)			Promissory Note dated April 20,
    						1995, filed herewith. Exhibits and
  								schedules omitted, but will be
    						provided upon request.		                	43



Pro Forma Consolidated Balance Sheets (Unaudited)
December 31, 1994
(In Thousands)

                                                  Pro Forma

                                 Historical   Adjustments(a)   Pro Forma

                                -----------   --------------   ---------

Assets
Mortgage loans               	 $     5,149           	2,200       	7,349
Mortgage loans subject to
foreclosure proceedings             	5,960              	-        	5,960
Real estate investments:
   Earning
     Warehouse                      	4,073              	-        	4,073
     Shopping center                	6,867              	-        	6,867
     Accumulated depreciation       	(427)              	-        	(427)


   Non-earning land                	3,067          	(2,025)       	1,042
                            		-----------      	-----------  	----------
                                  	24,689	              175      	24,864



Less allowance for losses          	(525)              	-	         (525)
                              -----------        ----------    ----------
                                 	24,164              	175       	24,339



Marketable equity securities        	525               	-           	525
Cash and cash equivalents         	1,660              	307        	1,967
Accrued interest receivable
and other                           	285               	-           	285

                             	-----------     	-----------   	-----------
                             	$    26,634             	482        	27,116

                             	===========     	===========    	===========

Liabilities and Shareholders' Equity

Liabilities

Minority interest payable    	$     1,510	              -	         1,510
Other liabilities                    	493            	(52)          	441

                             	-----------	      ----------	    ----------
                                   	2,003            	(52)        	1,951

Shareholders' Equity

Common stock, $.50 par value,
15,000,000 share authorized,
2,200,000 shares issued and
outstanding                       	1,100               	-          	1,100
Paid in capital                  	27,215               	-         	27,215
Deficit                          (4,040)             	534         	(3,506)
Unrealized gain on marketable
equity securities                   	356               	-            	356
                             -----------      	----------       	---------
                                 	24,631             	534          	25,165

                            	-----------     	-----------	      ----------
                            	$    26,634             	482          	27,116

                            	===========     	===========      	===========


See notes to pro forma consolidated financial statements



Pro Forma Consolidated Statement of Operations (Unaudited)
For the year ended December 31, 1994
(In thousands, except per share data)

                                                  Pro Forma

                                   Historical   Adjustments(a)  Pro Forma



Revenues

Interest:
   Mortgage loans                	$      574            	198         	772
   Cash equivalents and other           	101             	13         	114

Revenue from real estate
   properties                         	1,249              	-	       1,249
Other Income                            	226              	-         	226

                                 	----------	     ----------  	----------
                                      	2,150	            211       	2,361
	                                 ----------     	----------  	----------

Expenses

Management fees                        	338              	6         	344
Real estate expenses:
   Operating expenses	                  605            	(52)        	553
   Depreciation                        	277              	-         	277
Professional fees                       	49              	-          	49
General and administrative             	178              	-	         178
Minority interest expense               	54              	-          	54
Provision for losses                   	525              	-         	525
                                	----------     	----------   	----------
                                     	2,026           	( 46)      	1,980
                                	----------     	----------   	----------


   Income from operations	             124             	257         	381
                                	----------     	----------	  ----------


Gain (loss) on investments
Real estate and mortgage loans        	135             	-	           135
                               	----------      	----------   	----------
   Net Income                  	$      259             	257          	516
                               	==========      	==========	   ==========



Net income per share
Income from operations         	$      .06             	.12          	.18
Gain on investment                    	.06              	-	           .06
                               	----------      	----------    	----------

   Net Income	                  $      .12             	.12          	.24
                               	==========      	==========    	==========



Average number of shares
outstanding                        	2,200           	2,200         	2,200
                              	==========      	==========     	==========




See notes to pro forma consolidated financial statements





Notes to Pro Forma Financial Statements (Unaudited)


	(a)	On April 20, 1994, LNH REIT, Inc.  ("LNH" or the "Company")
sold a 90 acre parcel of land located in Houston, Texas to Elektra Enterprises, Inc., a party unaffiliated with the Company or its affiliates. The Company received cash of $ 550,000 and a mortgage note receivable of $2,200,000. The terms of the note call for semi-annual principal and interest payments for four years; these payments will be based on a 20-year amortization, and the balance of the note will be due after four years.
Interest will accrue on the unpaid balance at the rate of 9.5%
for the first 3 years and at prime plus 1.5% (with a 12% ceiling) for the fourth year. The Purchaser must also pay
$137,500 to release a certain 14-acre tract from the lien of the Deed of Trust. This payment, in order to be free from penalty, must be received by LNH within 45 days or the price of the tract will increase by $1,000 a day for the next 30 days. If not received by the 75th day, LNH is no longer obligated to release the tract. This $137,500 price will accrue interest at the rate of 9.5% until payment, and it will reduce the outstanding principal balance of the note when received. The following are the pro forma adjustments to the December 31, 1994 balance sheet to reflect the sale assuming the sale took place December 31, 1994 (in thousands):

                                                         Increase
                                                        (Decrease)
                                                        Net Assets
                                        								       ------------

1)  Remove real estate assets sold                   	$     (2,025)

2)  Cash received from sale, net of
      sale expenses                                           	307

3)  Note receivable received from sale                      	2,200

4)  Accrued real estate tax for 1994 gain                      	52

                                                     	------------
    Gain                                         	    $        534
                                                     	============

	(b)	For purposes of determining the pro forma effect of the
above transactions on the LNH financial statements, the following pro forma adjustments to the income statements have been made assuming the sale took place on January 1, 1994 (in thousands):



                                       						      Year Ended
                                      					 	  December 31, 1994
                                       						 -------------------

		1)  Add interest income on note
      receivable at 9.5%                              	198
 	2)  Remove real estate tax
      expense of real estate
      sold                                             	52

  3)  Add interest income on short
      term cash investment                             	13

  4)  Increase in management fees                      	(6)
                                              	------------
                                              	$        257
                                              	============



FORM 8-K


SIGNATURES



	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





		LNH REIT, Inc.

		(Registrant)




Dated:    May 4, 1995  	By: /s/ N. Keith McKey
                       			----------------------
                        			N. Keith McKey
                        			Senior Vice President
                        			Chief Financial Officer
                        			and Assistant Secretary



                       			/s/ Stephen S. Howell
                       			-----------------------
                          Stephen S. Howell
                       			Controller